THE CLOROX COMPANY
UNAUDITED PRO FORMA FINANCIAL STATEMENT INFORMATION

On November 5, 2010, The Clorox Company (the Company) completed the sale (the Transaction) of substantially all of its global auto care businesses (the Auto Businesses), which consist of the business of developing, formulating, supplying, manufacturing, packaging, marketing, selling and distributing certain appearance and performance products specifically formulated and sold under the brand names Armor All, STP, Oomph!, Son of a Gun, Tuff Stuff and Car Buddy for use with motor vehicles worldwide, pursuant to the terms of a Purchase and Sale Agreement (the Purchase Agreement) with Viking Acquisition Inc. (the Purchaser) dated September 21, 2010. The Purchaser is owned by affiliates of Avista Capital Holdings, L.P.

The Company received cash consideration for the Auto Businesses in the amount of $756 million. The Company will also receive cash flows of approximately $30 million related to working capital that was retained by the Company as part of the Purchase Agreement. In addition, pursuant to the Purchase Agreement, a subsequent adjustment to the purchase price may be made based upon the Auto Businesses’ worldwide inventory and working capital of the U.K. Auto Business on the date that the Transaction was completed.

The unaudited Pro Forma Condensed Consolidated Balance Sheet as of September 30, 2010 is based on the Company’s balance sheet as of September 30, 2010, after giving effect to the sale as if it had occurred as of September 30, 2010. The unaudited Pro Forma Condensed Consolidated Statements of Earnings for the fiscal years ended June 30, 2010, 2009 and 2008 give effect to the sale of the Auto Businesses as if it had occurred on July 1, 2007. The Company has not presented the unaudited Pro Forma Condensed Consolidated Statements of Earnings for the three months ended September 30, 2010 and 2009, as the results of operations of the Auto Businesses were reported as discontinued operations in the Company's Quarterly Report on Form 10-Q for the quarter ended September 30, 2010, filed with the Securities and Exchange Commission ("SEC") on November 3, 2010.

The unaudited Pro Forma Condensed Consolidated Statements of Earnings for the years ending June 30, 2010, 2009 and 2008 have been derived from the audited Consolidated Financial Statements of the Company included in its fiscal 2010 Annual Report on Form 10-K. The unaudited Pro Forma Condensed Consolidated Balance Sheet as of September 30, 2010 has been derived from the unaudited Condensed Financial Statements included in the Company's Quarterly Report on Form 10-Q for the quarter ended September 30, 2010. The unaudited pro forma financial statement information is based upon available information and assumptions that the Company believes are reasonable.

The unaudited pro forma financial information has been provided for informational purposes only. The pro forma information is not necessarily indicative of what the Company's financial position or results of operations actually would have been had the sale occurred as of the dates indicated. In addition, the unaudited pro forma condensed consolidated financial information does not purport to project the future financial position or operating results of the Company. The unaudited pro forma financial statement information, including the notes thereto, should be read in conjunction with the historical financial statements of the Company included in its fiscal 2010 Annual Report on 10-K and its Quarterly Report on Form 10-Q for the quarter ended September 30, 2010, that have been filed with the SEC.

THE CLOROX COMPANY
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
AS OF SEPTEMBER 30, 2010
(Dollars in millions, except share amounts)

	As of September 30, 2010
	As Reported	(1)	Pro Forma Adjustments		Pro Forma
ASSETS
Current assets
Cash and cash equivalents	$286		$748	(2)	$1,034
Receivables, net	480		-		480
Inventories, net	370		-		370
Assets held for sale	472		(472)	(3)	-
Other current assets	113		-		113
Total current assets	1,721		276		1,997
Property, plant and equipment, net	965		-		965
Goodwill	1,317		-		1,317
Trademarks, net	552		-		552
Other intangible assets, net	93		-		93
Other assets	145		-		145
Total assets	$4,793		$276		$5,069
LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities
Notes and loans payable	$506		$-		$506
Current maturities of long-term debt	300		-		300
Accounts payable	379		-		379
Accrued liabilities	425		5	(4)	430
Income taxes payable	87		36	(5)	123
Total current liabilities	1,697		41		1,738
Long-term debt	2,124		-		2,124
Other liabilities	669		32	(6)	701
Deferred income taxes	24		-		24
Total liabilities	4,514		73		4,587
Contingencies
Stockholders' equity:
Common stock: $1.00 par value; 750,000,000 shares authorized;
158,741,461 shares issued at September 30, 2010 and June 30, 2010;
and 139,443,276 and 138,764,511 shares outstanding at September 30, 2010 and June 30, 2010, respectively	159		-		159
Additional paid-in capital	608		-		608
Retained earnings	1,053		203	(7)	1,256
Treasury shares, at cost: 19,298,185 and 19,976,950 shares
at September 30, 2010 and June 30, 2010, respectively	(1,204)		-		(1,204)
Accumulated other comprehensive net losses	(337)		-		(337)
Stockholders' equity	279		203		482
Total liabilities and stockholders' equity	$4,793		$276		$5,069

See accompanying notes to unaudited pro forma condensed consolidated financial statements

THE CLOROX COMPANY
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF EARNINGS
(Dollars in millions, except per share amounts)

	Year Ended June 30, 2010
	As Reported	(8)	Auto Businesses	(9)	Pro Forma
Net sales	$5,534		$300		$5,234
Cost of products sold	3,057		142		2,915

Gross profit	2,477		158		2,319

Selling and administrative expenses	747		13		734
Advertising costs	518		24		494
Research and development costs	119		1		118
Restructuring and asset impairment costs	4		-		4
Interest expense	139		-		139
Other expense, net	25		-		25

Earnings from continuing operations before income taxes	925		120		805
Income taxes on continuing operations	322		43		279

Earnings from continuing operations	$603		$77		$526

Earnings per share from continuing operations (10)
Basic	$4.28				$3.73
Diluted	$4.24				$3.69

Weighted average shares outstanding (in thousands)
Basic	140,272				140,272
Diluted	141,534				141,534

See accompanying notes to unaudited pro forma condensed consolidated financial statements

THE CLOROX COMPANY
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF EARNINGS
(Dollars in millions, except per share amounts)

	Year Ended June 30, 2009
	As Reported	(8)	Auto Businesses	(9)	Pro Forma
Net sales	$5,450		$292		$5,158
Cost of products sold	3,104		150		2,954

Gross profit	2,346		142		2,204

Selling and administrative expenses	715		12		703
Advertising costs	499		25		474
Research and development costs	114		1		113
Restructuring and asset impairment costs	20		1		19
Interest expense	161		-		161
Other expense, net	26		1		25

Earnings from continuing operations before income taxes	811		102		709
Income taxes on continuing operations	274		39		235

Earnings from continuing operations	$537		$63		$474

Earnings per share from continuing operations (10)
Basic	$3.82				$3.38
Diluted	$3.79				$3.35

Weighted average shares outstanding (in thousands)
Basic	139,015				139,015
Diluted	140,169				140,169

See accompanying notes to unaudited pro forma condensed consolidated financial statements

THE CLOROX COMPANY
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF EARNINGS
(Dollars in millions, except per share amounts)

	Year Ended June 30, 2008
	As Reported	(8)	Auto Businesses	(9)	Pro Forma
Net sales	$5,273		$319		$4,954
Cost of products sold	3,098		156		2,942

Gross profit	2,175		163		2,012

Selling and administrative expenses	690		14		676
Advertising costs	486		26		460
Research and development costs	111		1		110
Restructuring and asset impairment costs	36		1		35
Interest expense	168		-		168
Other income, net	(9)		(1)		(8)

Earnings from continuing operations before income taxes	693		122		571
Income taxes on continuing operations	232		46		186

Earnings from continuing operations	$461		$76		$385

Earnings per share from continuing operations (10)
Basic	$3.27				$2.73
Diluted	$3.23				$2.70

Weighted average shares outstanding (in thousands)
Basic	139,633				139,633
Diluted	141,197				141,197

See accompanying notes to unaudited pro forma condensed consolidated financial statements

THE CLOROX COMPANY
NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
(Dollars in millions)

(1)	Represents balances as reported on the unaudited Condensed Consolidated Balance Sheet included in the Company's Form 10-Q for the quarter ended September 30, 2010.

(2)	Represents cash proceeds received from the Purchaser, net of transaction costs shown as follows:

Proceeds from the Purchaser	$756
Cash paid for transaction costs	(8)
Total adjustments to cash and cash equivalents	$748

(3)	Represents balances pertaining to accounts receivable, inventories, prepaid expenses, other current assets, property, plant and equipment, goodwill, trademarks, accounts payable, accrued liabilities, other current liabilities and net deferred taxes that were classified as assets held for sale in the Condensed Consolidated Balance Sheet as of September 30, 2010 included in the Company’s quarterly report on Form 10-Q for the quarter ended September 30, 2010.

(4)	Represents estimated other transaction costs of $3 million and settlement costs of $2 million that are expected to be accrued in connection with the sale.

(5)	Represents adjustments for estimated taxes payable on the portion of the gain on sale to be recorded during the Company’s second quarter of fiscal year 2011 of $123 million (See note 7 below) partially offset by estimated deferred tax assets of $86 million related to assets held for sale and estimated income tax benefit on other transaction costs of $1 million.

(6)	Represents uncertain tax positions related to discontinued operations.

(7)	Represents the portion of the estimated gain on the sale to be recorded by the Company during its second quarter of fiscal year 2011.

Estimated pre-tax gain on sale	$326
Estimated tax provision on gain on sale (at the blended statutory rate of 37.89%)	(123)
Total adjustment to retained earnings	$203

(8)	Represents results of operations as reported on the audited Consolidated Statements of Operations included in the Company's fiscal 2010 Annual Report on Form 10-K.

(9)	Represents results of operations of the Auto Businesses. For fiscal years 2008 and 2009, tax effects have been determined based on the statutory rates in effect during each of those years. For fiscal year 2010, tax effects have been determined based on the Company’s actual effective tax rate.

(10)	The Company computes earnings per share (EPS) on an unrounded basis using the two-class method which is an earnings allocation formula that determines EPS for common stock and participating securities. The following are reconciliations of net earnings from continuing operations to net earnings from continuing operations applicable to common stock, used to calculate pro forma basic and diluted EPS for fiscal years ended June 30:

	2010	2009	2008
Net earnings from continuing operations	$526	$474	$385
Less: Earnings allocated to participating securities	3	5	5
Net earnings from continuing operations applicable to common stock	$523	$469	$380